                        SUPPLEMENT DATED NOVEMBER 1, 2000
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000

                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY


THE LEGENDS FUND, INC.

     At a Special Meeting of Shareholders of The Legends Fund, Inc. (the "Fund") held on October 19, 2000, shareholders approved the termination of the existing sub-advisory agreements for the Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio of the Fund (the "Portfolio(s)"), effective November 1, 2000. Shareholders also approved new sub-advisory agreements for these Portfolios between the Fund's investment adviser, Touchstone Advisors, Inc., and three new sub-advisors (the "New Sub-Adviser(s)"), effective November 1, 2000. The new names of each Portfolio and their respective New Sub-Advisers are as follows:

PORTFOLIO                                   NEW PORTFOLIO NAME                          NEW SUB-ADVISER
Scudder Kemper Value Portfolio      Third Avenue Value Portfolio                EQSF Advisers, Inc.
Zweig Asset Allocation Portfolio    Gabelli Large Cap Value Portfolio           Gabelli Asset Management Company
Zweig Equity Portfolio              Baron Small Cap Portfolio                   BAMCO, Inc.

     With respect to the Third Avenue Value Portfolio, shareholders approved changing the Portfolio's investment objective to eliminate a secondary objective of seeking current income, in order to permit the New Sub-Adviser more flexibility in pursuing its investment strategy. In addition, shareholders approved changing the Third Avenue Value Portfolio's status as a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), to that of a non-diversified investment company under the 1940 Act. This generally means that the Portfolio will have fewer investments than diversified mutual funds of comparable size. Non-diversified funds can be more volatile than diversified funds because adverse business, economic, political or regulatory developments affecting a single issuer may potentially have a greater adverse impact on the fund's performance than if the fund's assets were invested in a greater number of issuers.

     No other changes to the Portfolios' fundamental policies were proposed. However, each New Sub-Adviser intends to employ a principal investment strategy that differs in certain respects from that previously employed for its respective Portfolio. Please see the Fund's prospectus for additional information on the Portfolios.

MORGAN STANLEY UIF ASIAN EQUITY PORTFOLIO

     Effective November 1, 2000, at the request of Morgan Stanley Universal Institutional Funds, Inc. (the "Morgan Stanley Fund"), the Morgan Stanley UIF Asian Equity Portfolio will no longer accept contributions from new contractholders or from contractholders who do not currently have assets allocated to the Portfolio. Contractholders with assets allocated to the Portfolio as of November 1, 2000 may continue to purchase or redeem units investing in the Portfolio.

     The Morgan Stanley Fund has indicated that, subject to regulatory approval, it intends ultimately to terminate the Morgan Stanley UIF Asian Equity Portfolio. National Integrity Life Insurance Company will provide assistance in this regard and will seek to substitute another investment option for this Portfolio. A date for the termination and substitution has not yet been determined.



THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.